STA MOR

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sierra Touch America, LLC	Case No.	03-11920 (KJC)
	Reporting Period:	June 20, 2003 - July 31, 2003

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor	Date

_______________________________________
Signature of Joint Debtor	Date

/s/ J. P. Pederson	August 27, 2003
Signature of Authorized Individual*	Date

J. P. Pederson	Vice Chairman and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

			FORM MOR
			(9/99)

In re:Sierra Touch America, LLC						Case No. 03-11920 (KJC)
Debtor						Reporting Period: 06/19/03 thru 07/31/03
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	General					ACTUAL	PROJECTED		ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	660.58					660.58			660.58

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TRANSER FROM GENERAL
TOTAL RECEIPTS	0	0				0			0

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE	36.02					36.02			36.02
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS	624.56					624.56			624.56

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	660.58	0.00				660.58			660.58

NET CASH FLOW	-660.58	0.00				-660.58			-660.58
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0.00	0.00				0.00			0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS										660.58
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)										$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										660.58
										FORM MOR-1
										(9/99)

	In re:Sierra Touch America, LLC						Case No. 03-11920 (KJC)
	Debtor						Reporting Period: 06/19/03 thru 07/31/03

	BANK RECONCILIATIONS
	Continuation Sheet for MOR-1
	A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

			Operating		Payroll		Tax		Other
			#		#		#		#
	BALANCE PER BOOKS			0

	BANK BALANCE			0
	(+) DEPOSITS IN TRANSIT (ATTACH LIST)			0
	(-) OUTSTANDING CHECKS (ATTACH LIST)			0
	OTHER (ATTACH EXPLANATION)			0
	ADJUSTED BANK BALANCE *			0
	* Adjusted bank balance must equal
	balance per books

	DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount

	CHECKS OUTSTANDING		Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

	OTHER

										FORM MOR-1 (CON'T)
										(9/99)

	In re: Sierra Touch America, LLC	Case No.	03-11920 (KJC)
		Reporting Period.:	June 20, 2003 - July 31, 2003

	STATEMENT OF OPERATIONS
	(Income Statement)

	The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is
	realized and expenses when they are incurred, regardless of when cash is actually received or paid.

			Cumulative
	REVENUES	Month	Filing to Date
	Gross Revenues	$	$
	Less: Returns and Allowances
	Net Revenue	0	0
	COST OF GOODS SOLD
	Beginning Inventory
	Add: Purchases
	Add: Cost of Labor
	Add: Other Costs (attach schedule)
	Less: Ending Inventory
	Cost of Goods Sold
	Gross Profit
	OPERATING EXPENSES
	Advertising
	Auto and Truck Expense
	Bad Debts
	Contributions
	Employee Benefits Programs
	Insider Compensation*
	Insurance
	Management Fees/Bonuses
	Office Expense	36.02	36.02
	Pension & Profit-Sharing Plans
	Repairs and Maintenance
	Rent and Lease Expense
	Salaries/Commissions/Fees
	Supplies
	Taxes - Payroll
	Taxes - Real Estate
	Taxes - Other
	Travel and Entertainment
	Utilities
	Other (attach schedule)
	Total Operating Expenses Before Depreciation	36.02	36.02
	Depreciation/Depletion/Amortization
	Net Profit (Loss) Before Other Income & Expenses	-36.02	-36.02
	OTHER INCOME AND EXPENSES
	Other Income (attach schedule)
	Interest Expense
	Other Expense (attach schedule)
	Net Profit (Loss) Before Reorganization Items	-36.02	-36.02
	REORGANIZATION ITEMS
	Professional Fees
	U. S. Trustee Quarterly Fees	500.00	500.00
	Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
	Gain (Loss) from Sale of Equipment
	Other Reorganization Expenses (attach schedule)
	Total Reorganization Expenses	500.00	500.00
	Income Taxes
	Net Profit (Loss)	-536.02	-536.02

	*"Insider" is defined in 11 U.S.C. Section 101(31).
			FORM MOR-2
			(9/99)

	In re: Sierra Touch America, LLC		Case No.	03-11920 (KJC)
			Reporting Period:	June 20, 2003 - July 31, 2003

	STATEMENT OF OPERATIONS - continuation sheet

				Cumulative
	BREAKDOWN OF "OTHER" CATEGORY		Month	Filing to Date

	Other Costs

	Other Operational Expenses

	Other Income

	Other Expenses

	Other Reorganization Expenses

	Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
	Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the
	bankruptcy proceeding, should be reported as a reorganization item.
				FORM MOR-2 (CON'T)
				(9/99)

	In re : Sierra Touch America, LLC.		Case No. 03-11920 (KJC)
	Debtor		Reporting Period: July 31, 2003

	BALANCE SHEET

	The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

		BOOK VALUE AT END OF	BOOK VALUE ON
	ASSETS	CURRENT REPORTING MONTH	PETITION DATE
	CURRENT ASSETS
	Unrestricted Cash and Equivalents	0.00	660.58
	Restricted Cash and Cash Equivalents (see continuation sheet)	0.00	0.00
	Accounts Receivable - Intercompany	0.00	0.00
	Notes Receivable	0.00	0.00
	Inventories	0.00	0.00
	Prepaid Expenses	0.00	0.00
	Professional Retainers	0.00	0.00
	Other Current Assets (attach schedule)	0.00	0.00
	TOTAL CURRENT ASSETS	$0.00	$660.58
	PROPERTY AND EQUIPMENT
	Real Property and Improvements	0.00	0.00
	Machinery and Equipment	0.00	0.00
	Furniture, Fixtures and Office Equipment	0.00	0.00
	Leasehold Improvements	0.00	0.00
	Vehicles	0.00	0.00
	Construction work in Progress	33,355,027.20	33,355,027.20
	Less Accumulated Depreciation	0.00	0.00
	TOTAL PROPERTY & EQUIPMENT	$33,355,027.20	$33,355,027.20
	OTHER ASSETS
	Loans to Insiders*	0.00	0.00
	Other Assets (attach schedule)	0.00	0.00
	TOTAL OTHER ASSETS	$0.00	$0.00

	TOTAL ASSETS	$33,355,027.20	$33,355,687.78

		BOOK VALUE AT END OF	BOOK VALUE ON
	LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
	LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
	Accounts Payable	500.00	0.00
	Taxes Payable (refer to FORM MOR-4)	0.00	0.00
	Wages Payable	0.00	0.00
	Notes Payable	0.00	0.00
	Rent / Leases - Building/Equipment	0.00	0.00
	Secured Debt / Adequate Protection Payments	0.00	0.00
	Professional Fees	0.00	0.00
	Amounts Due to Insiders*	0.00	0.00
	Other Postpetition Liabilities (attach schedule)	0.00	0.00
	TOTAL POSTPETITION LIABILITIES	$500.00	$0.00
	LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
	Secured Debt	7,865,460.00	7,865,460.00
	Priority Debt	0.00	0.00
	Unsecured Debt	6,909,422.65	6,909,422.65
	Unsecured Debt - Intercompany	15,359,491.03	15,360,115.59
	Unsecured Debt (B)	3,304,558.85	3,304,558.85
	TOTAL PRE-PETITION LIABILITIES	$33,438,932.53	$33,439,557.09

	TOTAL LIABILITIES	$33,439,432.53	$33,439,557.09
	OWNER EQUITY
	Capital Stock	0.00	0.00
	Additional Paid-In Capital	0.00	0.00
	Partners' Capital Account	0.00	0.00
	Member's Equity Account	5,361,587.55	5,361,587.55
	Member's Contributions	70,876,236.23	70,876,236.23
	Member's Distributions	0.00	0.00
	Retained Earnings - Pre-Petition	-76,321,693.09	-76,321,693.09
	Retained Earnings - Postpetition	-536.02	0.00
	Adjustments to Owner Equity (attach schedule)	0.00	0.00
	Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
	NET OWNER EQUITY	($84,405.33)	($83,869.31)

	TOTAL LIABILITIES AND OWNERS' EQUITY	$33,355,027.20	$33,355,687.78
			FORM MOR-3
	*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

	(A) Bank account closed - cash was transferred to TAI.
	(B) Original Bankruptcy Reports as filed, did not include $3,304,558.85 of invoices that are on STA's
	books which the Debtor believes are not valid and that no amounts will be owed for these invoices.

	In re : Sierra Touch America, LLC.			Case No. 03-11920 (KJC)
	Debtor			Reporting Period: July 31, 2003

	BALANCE SHEET - continuation sheet

			BOOK VALUE AT END OF	BOOK VALUE ON
	ASSETS		CURRENT REPORTING MONTH	PETITION DATE
	Other Current Assets

	Other Assets

			BOOK VALUE AT END OF	BOOK VALUE ON
	LIABILITIES AND OWNER EQUITY		CURRENT REPORTING MONTH	PETITION DATE
	Other Postpetition Liabilities

	Adjustments to Owner Equity

	Postpetition Contributions (Distributions) (Draws)

	Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated
		into a separate account, such as an escrow account.

				FORM MOR-3 (CON'T)
				(9/99)

	In re: Sierra Touch America, LLC				Case No.	03-11920 (KJC)
					Reporting Period:	June 20, 2003 - July 31, 2003

	STATUS OF POSTPETITION TAXES

	The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
	Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
	Attach photocopies of any tax returns filed during the reporting period.

		Beginning	Amount				Ending
		Tax	Withheld or	Amount	Date	Check No.	Tax
		Liability	Accrued	Paid	Paid	or EFT	Liability
	Federal
	Withholding
	FICA-Employee
	FICA-Employer
	Unemployment
	Income
	Other:_________________
	Total Federal Taxes	0	0	0	0	0	0
	State and Local
	Withholding
	Sales
	Excise
	Unemployment
	Real Property
	Personal Property
	Other:_________________
	Total State and Local	0	0	0	0	0	0
	Total Taxes	0	0	0	0	0	0

	SUMMARY OF UNPAID POSTPETITION DEBTS

	Attach aged listing of accounts payable.

			Number of Days Past Due
		Current	0-30	31-60	61-90	Over 90	Total
	Accounts Payable - U S Trustee Fee	500.00					500.00
	Wages Payable						0.00
	Taxes Payable						0.00
	Rent/Leases-Building						0.00
	Rent/Leases-Equipment						0.00
	Secured Debt/Adequate Protection Payments						0.00
	Professional Fees						0.00
	Amounts Due to Insiders*						0.00
	Other:__________________________						0.00
	Other:__________________________						0.00
	Total Postpetition Debts	500.00	0.00	0.00	0.00	0.00	500.00

	Explain how and when the Debtor intends to pay any past-due postpetition debts.

	*"Insider" is defined in 11 U.S.C. Section 101(31).						FORM MOR-4
							(9/99)

	In re: Sierra Touch America, LLC	Case No.		03-11920 (KJC)
		Reporting Period:		June 20, 2003 - July 31, 2003

	ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Accounts Receivable Reconciliation		Amount
	Total Accounts Receivable at the beginning of the reporting period
	+ Amounts billed during the period
	- Amounts collected during the period
	Total Accounts Receivable at the end of the reporting period

	Accounts Receivable Aging		Amount
	0 - 30 days old
	31 - 60 days old
	61 - 90 days old
	91+ days old
	Total Accounts Receivable			0
	Amount considered uncollectible (Bad Debt)
	Accounts Receivable (Net)			0

	DEBTOR QUESTIONNAIRE

	Must be completed each month		Yes	No
	1. Have any assets been sold or transferred outside the normal course of business			X
	this reporting period? If yes, provide an explanation below.
	2. Have any funds been disbursed from any account other than a debtor in possession			X
	account this reporting period? If yes, provide an explanation below.
	3. Have all postpetition tax returns been timely filed? If no, provide an explanation		X
	below.
	4. Are workers compensation, general liability and other necessary insurance		X
	coverages in effect? If no, provide an explanation below.

				FORM MOR-5
				(9/99)

Last Updated on 9/11/2003
By ta